Morgan Stanley Institutional Fund Trust Limited Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund




Wiscon  11/17    -     $99.98 $250,00  835,00    0.33%  0.09%   Citigr  Citigr
  sin    /04                   0,000      0                      oup,     oup
Electr                                                          Morgan
  ic                                                            Stanle
 Power                                                            y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                 BNP
                                                                PARIBA
                                                                  S,
  CIT   11/17    -     $99.86 $400,00  295,00    0.07%  0.03%   Citigr  Credit
 Group   /04                   0,000      0                      oup,   Suisse
                                                                Credit   First
                                                                Suisse  Boston
                                                                First
                                                                Boston
                                                                  ,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
                                                                Goldma
Clorox  11/30    -     $100.0 $500,00  1,175,    0.24%  0.12%     n,    Goldma
Compan   /04             0     0,000     000                    Sachs      n
   y                                                            & Co.,   Sachs
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Citigr
                                                                 oup,
Nissan  1/5/0    -     $99.99 $1,464,  4,275,    0.29%  0.43%    ABN    Merril
 Auto     5                   345,000    000                     AMRO      l
Receiv                                                          Incorp   Lynch
 ables                                                          orated
2005-A                                                            ,
 Owner                                                          JPMorg
 Trust                                                           an,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                L.P.,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Barcla
                                                                  ys
Daimle  1/6/0    -     $99.99 $2,100,  7,000,    0.33%  0.70%   Capita
   r      5                   000,000    000                      l,
Chrysl                                                          Citigr
  er                                                             oup,
 Auto                                                           JPMorg
 Trust                                                           an,
2005-A                                                           Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                  an